THE MANAGERS FUNDS

 Supplement dated September 10, 2001 to the Prospectus
        and Statement of Additional Information
                dated May 1, 2001

     The following information supersedes that contained in the Prospectus and Statement of Additional Information with respect to the following Fund:

Managers Value Fund
-------------------
     Effective September 10, 2001, Osprey Partners Investment
Management, LLC ("Osprey Partners"), located at 1040 Broad
Street, Shrewsbury, NJ 07702, replaced Chartwell Investment
Partners, L.P. as a sub-adviser for Managers Value Fund.
Armstrong Shaw Associates, Inc. ("Armstrong Shaw") remains as the other sub-adviser for the Fund. Osprey Partners will be paid the same fee as Armstrong Shaw on the Fund, 0.35% per annum of the average daily net assets that Osprey Partners manages.

     Osprey invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. Osprey examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company and expects to generate returns from capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price-to-earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if Osprey believes that the future profitability of a company does not support its current stock price.

     As of June 30, 2001, Osprey Partners had approximately
$3 billion in assets under management. Osprey Partners was formed in 1998 and is 100% owned and managed by the employees of Osprey Partners.

     John W. Liang and a team of portfolio managers will manage the portion of Managers Value Fund assigned to Osprey Partners. Mr. Liang is a Managing Partner and Chief Investment Officer of Osprey Partners and has been employed by the firm since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

September 10, 2001